CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I,  Prakash  A.  Melwani,   President  of  The  Asia  Tigers  Fund,   Inc.  (the
"Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 27, 2005                    /s/ Prakash A. Melwani
     -------------------                   -------------------------------------
                                           Prakash A. Melwani, President
                                           (principal executive officer)

I, Brian S. Chase, Treasurer of The Asia Tigers Fund, Inc. (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 27, 2005                    /s/ Brian S. Chase
     -------------------                   -------------------------------------
                                           Brian S. Chase, Treasurer
                                           (principal financial officer)